                                                                    EXHIBIT 25.1





                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS
                                        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS

         THAT I, the undersigned, of Dallas County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1996, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this 17th day of March, 1997.


                                        /s/ HARDEN H. WIEDEMANN
                                        -----------------------------
                                            HARDEN H. WIEDEMANN

                                                                    EXHIBIT 25.1




                           SPECIAL POWER OF ATTORNEY



THE STATE OF ARIZONA
                                        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MARICOPA

         THAT I, the undersigned, of Antrim County, Michigan, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1996, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.


         WITNESS MY HAND this 15th day of March, 1997.




                                        /s/ NORMAN J. E. ROE
                                        -----------------------------
                                            NORMAN J.E. ROE

                                                                    EXHIBIT 25.1





                           SPECIAL POWER OF ATTORNEY



THE STATE OF MINNESOTA
                                         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HENNEPIN


         THAT I, the undersigned, of Hennepin County, Minnesota, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1996, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this  17th  day of March, 1997.



                                        /s/ JOEL C. PUCKETT
                                        -----------------------------
                                        JOEL C. PUCKETT

                                                                    EXHIBIT 25.1





                           SPECIAL POWER OF ATTORNEY



THE STATE OF TEXAS        Section
                                        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS          Section


         THAT I, the undersigned, of Dallas County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOSEPH D. MACCHIA, DANIEL J. COOTS and SAM ROSEN, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1996, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned every act whatsoever necessary or advisable to be done in the premises as filly and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this  16th  day of March, 1997.



                                        /s/ JOHN H. WILLIAMS
                                        -----------------------------
                                            JOHN H. WILLIAMS